UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 8, 2023

Tellurian Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-5507	06-0842255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Louisiana Street, Suite 3100, Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(832) 962-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	TELL	NYSE American LLC

8.25% Senior Notes due 2028	TELZ	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2023, Tellurian Inc. (the “Tellurian” or the “Company”) issued a press release announcing that Martin Houston has been appointed as Chairman of the board of directors of the Company (the “Board”). On December 8, 2023, pursuant to and in accordance that certain employment agreement entered into as of October 1, 2021 by and between the Company and Charif Souki (the “Souki Employment Agreement”), the Company provided notice of termination “without Cause” (as defined in the Souki Employment Agreement) effective as of December 8, 2023 (the “Notice of Termination”) and may be required to pay Mr. Souki certain severance if Mr. Souki executes a Separation Agreement and General Release, which would include his resignation from Tellurian’s Board. In connection with the Notice of Termination, effective as of December 8, 2023, Mr. Souki ceased to have apparent or actual authority to act for or on behalf of the Company, including, without limitation, apparent or actual authority to act as an officer, authorized representative or authorized spokesperson of the Company, was removed from all offices and directorships of all Company Entities (as defined in the Souki Employment Agreement), other than as a director of Tellurian, and was removed as Chairman of the Board.

Item 7.01	Regulation FD Disclosure.

On December 8, 2023, Tellurian issued the press release referenced in Item 5.02, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
99.1	Press release, “Martin Houston Becomes Chairman of Tellurian Inc.”, dated December 8, 2023, issued by the Company.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document (included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELLURIAN INC.

Date: December 8, 2023	By:	/s/ Simon G. Oxley
	Name: Title:	Simon G. Oxley Executive Vice President and Chief Financial Officer